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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 23, 2004

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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

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        CAYMAN ISLANDS                     1-10809              98-0191089
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

              XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON, BERMUDA HM11
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 292 8515

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On March 23, 2004, XL Capital Ltd, a Cayman Islands exempted limited company (the "Company" or the "Registrant"), issued 33,000,000 6.50% Equity Security Units (the "Units") in a public offering. The Company sold the Units pursuant to an Underwriting Agreement and related Pricing Agreement, each dated as of March 17, 2004, by and among the Company and Goldman, Sachs & Co. and the other underwriters named on SCHEDULE I of the Pricing Agreement, as the underwriters. The Company received $800,195,000 in proceeds from the sale of the Units after deducting underwriting discounts. Each Unit has a stated amount of $25 and consists of (a) a contract pursuant to which the holder agrees to purchase, for $25, shares of the Company's ordinary shares on May 15, 2007 and
(b) a 1/40, or 2.5%, ownership interest in a 2.53% senior note issued by the Company due May 15, 2009 with a principal amount of $1,000. The senior notes were issued under a Senior Debt Indenture, which the Company entered into with U.S. Bank National Association, as Trustee, on January 23, 2003, and a First Supplemental Indenture, which the Company entered into with U.S. Bank National Association, as Trustee, on March 23, 2004.

          This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the shelf registration statement on Form S-3 (Registration No. 333-101288) filed with the Securities and Exchange Commission on November 18, 2002, and as thereafter amended by the Registrant, XL Capital Finance (Europe) plc, XL Capital Trust I, XL Capital Trust II and XL Capital Trust III (the "REGISTRATION STATEMENT"), which became effective on June 19, 2003, and such Exhibits are hereby incorporated into the Registration Statement by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
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          1.1             Underwriting Agreement, dated March 17, 2004, by and
                          among the Registrant and Goldman, Sachs & Co. and the other underwriters named on SCHEDULE I of the related
                          Pricing Agreement, as Underwriters.

          1.2 Pricing Agreement, dated March 17, 2004, by and among the Registrant and Goldman, Sachs & Co. and the other underwriters named on SCHEDULE I thereto, as Underwriters.

          4.2 First Supplemental Indenture, dated March 23, 2004, to the Indenture, dated January 23, 2003, between the Registrant and U.S. Bank National Association, as Trustee.

          4.3 Purchase Contract Agreement, dated March 23, 2004, between the Registrant and U.S. Bank National Association, as Purchase Contract Agent.

          4.4 Pledge Agreement, dated March 23, 2004, by and among the Registrant and U.S. Bank Trust National Association, as Collateral Agent, Custodial Agent and Securities Intermediary, and U.S. Bank National Association, as Purchase Contract Agent.

          4.5 Form of Remarketing Agreement to be entered into by and among the Registrant and U.S. Bank National Association, as Purchase Contract Agent, and a remarketing agent to be named therein, as Remarketing Agent.

          4.6             Form of Normal Units Certificate (included in Exhibit
                          4.3 hereto).

          4.7             Form of Stripped Units Certificate (included in
                          Exhibit 4.3 hereto).

          4.8             Form of Senior Note (included in Exhibit 4.2 hereto).

          12.1 Statement regarding Computation of Ratio of Earnings to Fixed Charges and Preference Dividends (supercedes
                          Exhibit 12.1 to the Registration Statement), incorporated by reference to Exhibit 12 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2004

                                XL CAPITAL LTD
                                 (Registrant)


                                By:        /s/ Paul Giordano
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                                    Name:    Paul Giordano
                                    Title:   Executive Vice President and
                                             General Counsel